Exhibit 10.9.1
LIMITED WAIVER
     This LIMITED WAIVER is entered into as of February 10, 2009 (this “Limited Waiver”), by and among CAPITALSOURCE INC., a Delaware corporation (the “Initial Borrower”), the other Credit Parties party hereto, the Lenders party hereto and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders hereunder (in such capacity, the “Administrative Agent”), amending the Credit Agreement referred to below.
     WHEREAS, the Initial Borrower, the other Credit Parties party thereto, the Lenders, the Administrative Agent, the Swingline Lender and the Issuing Lender have entered into that certain Credit Agreement dated as of March 14, 2006 (as amended as of June 30, 2006, December 20, 2006, June 29, 2007, December 19, 2007, June 26, 2008 and December 23, 2008 and as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
     WHEREAS, the Initial Borrower has requested that the Required Lenders grant a limited waiver as specified herein; and
     WHEREAS, the Required Lenders are willing to grant such limited waiver on the terms and conditions set forth herein.
     NOW, THEREFORE, the parties hereto hereby agree as follows:
     1. Definitions. Capitalized terms used and not defined herein shall have the respective meanings given to them in the Credit Agreement.
     2. Limited Waiver under Credit Agreement. The Required Lenders hereby waive any Default or Event of Default that may arise under Section 5.32(f) of the Credit Agreement as a result of a failure to comply with the financial covenant set forth in such Section in respect of the four quarter period ended December 31, 2008; provided, however, that such waiver shall expire and be of no further force or effect on and after March 31, 2009.
     3. Conditions to Effectiveness. This Limited Waiver shall become effective as of the date hereof when the Administrative Agent shall have received counterparts of this Limited Waiver executed by the Initial Borrower, each other Credit Party and the Required Lenders.
     4. Representation of Credit Parties. Each Credit Party represents and warrants to the Administrative Agent and each Lender that, except as specified in Section 2 above, after giving effect to this Limited Waiver, (a) each representation and warranty made by such Credit Party in the Credit Agreement and other Credit Documents is true and correct in all respects on the date hereof (or on the date to which it relates, in the case of any representation or warranty that specifically relates to another date), and (b) no Default or Event of Default has occurred and is continuing.
     5. Limited Effect. The waiver contained herein is expressly limited in effect to the specific waiver set forth in Section 2 above.
     6. Counterparts. This Limited Waiver may be executed in several counterparts and by the different parties hereto on separate counterparts, all of which taken together shall constitute but one and the same Limited Waiver. Delivery of an executed counterpart of a signature page of this Limited Waiver by electronic transmission shall be effective as delivery of a manually executed counterpart of this Limited Waiver.
     7. Governing Law. THIS LIMITED WAIVER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW.
     8. Credit Documents Remain in Effect.
          (a) Except as expressly provided herein, all provisions, terms and conditions of the Credit Documents shall remain in full force and effect.
          (b) Nothing contained herein shall constitute a waiver of any other rights or remedies that the Administrative Agent or any Lender may have, except as expressly set forth herein.
          (c) As temporarily modified hereby, the Credit Agreement is ratified and confirmed in all respects. During the period of the limited waiver set forth in Section 2 above, whenever the “Credit Agreement” is referred to in the Credit Agreement, any other Credit Document or any of the exhibits, schedules or annexes thereto or any other instrument or document executed in connection therewith, it shall be deemed to mean the Credit Agreement as temporarily modified hereby. The other Credit Documents are and shall continue to be in full force and effect and are hereby ratified and confirmed in all respects.
     9. No Other Agreements. This Limited Waiver sets forth the entire agreement among the parties with respect to the subject matter hereof, and supercedes any prior agreements, written or oral, relating thereto.
[Remainder of page left blank intentionally; signatures follow.]

     IN WITNESS WHEREOF, the parties hereto have caused this Limited Waiver to be duly executed as of the date first above written.

BORROWER AND GRANTOR:	CAPITALSOURCE INC., a Delaware corporation
	By:	/S/ JEFFREY A. LIPSON
		Name:	Jeffrey A. Lipson
		Title:	Vice President & Treasurer

CAPITALSOURCE FINANCE LLC, a Delaware limited liability company
	By:	/S/ JEFFREY A. LIPSON
		Name:	Jeffrey A. Lipson
		Title:	Vice President & Treasurer

GUARANTORS AND GRANTORS:	CAPITALSOURCE TRS LLC, a Delaware limited liability company
	By:	/S/ JEFFREY A. LIPSON
		Name:	Jeffrey A. Lipson
		Title:	Vice President & Treasurer

CSE MORTGAGE LLC, a Delaware limited liability company
	By:	/S/ JEFFREY A. LIPSON
		Name:	Jeffrey A. Lipson
		Title:	Vice President & Treasurer

CAPITALSOURCE SF TRS LLC, a Delaware limited liability company
	By:	/S/ JEFFREY A. LIPSON
		Name:	Jeffrey A. Lipson
		Title:	Vice President & Treasurer

[SIGNATURE PAGE TO WAIVER]

CAPITAL SOURCE CF LLC, a Delaware limited liability company
	By:	/S/ JEFFREY A. LIPSON
		Name:	Jeffrey A. Lipson
		Title:	Vice President & Treasurer

CAPITALSOURCE FINANCE II LLC, a Delaware limited liability company
	By:	/S/ JEFFREY A. LIPSON
		Name:	Jeffrey A. Lipson
		Title:	Vice President & Treasurer

CSE CHR HOLDCO LLC, a Delaware limited liability company
	By:	/S/ JEFFREY A. LIPSON
		Name:	Jeffrey A. Lipson
		Title:	Vice President & Treasurer

CSE CHR HOLDINGS LLC, a Delaware limited liability company
	By:	/S/ JEFFREY A. LIPSON
		Name:	Jeffrey A. Lipson
		Title:	Vice President & Treasurer

AGREED & ACCEPTED:	CAPITALSOURCE INTERNATIONAL INC., a Delaware corporation
	By:	/S/ JEFFREY A. LIPSON
		Name:	Jeffrey A. Lipson
		Title:	Vice President & Treasurer

WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent, as Issuing Lender, and as a Lender
By:	/S/ RAJ SHAH
	Name:	Raj Shah
	Title:	Managing Director

BANK OF AMERICA, N.A., as Issuing Lender and as a Lender
By:	/S/ SHELLY HARPER
	Name:	Shelly Harper
	Title:	Senior Vice President

MORGAN STANLEY BANK, as a Lender
By:	/S/ MELISSA JAMES
	Name:	Melissa James
	Title:	Authorized Signatory

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as a Lender
By:	/S/ JAY CHALL
	Name:	Jay Chall
	Title:	Director

By:	/S/ KARL STUDER
	Name:	Karl Studer
	Title:	Director

BMO CAPITAL MARKETS FINANCING, INC., as a Lender
By:	/S/ AMY K. DUMSER
	Name:	Amy K. Dumser
	Title:	Director

BEAR STEARNS CORPORATE LENDING INC., as a Lender
By:	/S/ RICHARD J. POWOROZNEK
	Name:	Richard J. Poworoznek
	Title:	Executive Director

BARCLAYS BANK PLC, as a Lender
By:	/S/ MARK MANSKI
	Name:	Mark Manski
	Title:	Managing Director

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender
By:	/S/ MELISSA CURRY
	Name:	Melissa Curry
	Title:	Vice President

By:	/S/ MICHAEL CAMPITE
	Name:	Michael Campite
	Title:	Vice President

JPMORGAN CHASE BANK, N.A., as a Lender
By:	/S/ RICHARD J. POWOROZNEK
	Name:	Richard J. Poworoznek
	Title:	Executive Director

SOCIÉTÉ GÉNÉRALE, as a Lender
By:	/S/ SHELLEY YU
	Name:	Shelley Yu
	Title:	Vice President

FORTIS BANK SA/NV, New York Branch, as a Lender
By:	/S/ BARRY K. CHUNG
	Name:	Barry K. Chung
	Title:	Director

By:	/S/ JACK AU
	Name:	Jack Au
	Title:	Director

BAYERISCHE HYPO-UND VEREINSBANK AG, as a Lender
By:	/S/ CRAIG M. PINSLY
	Name:	Craig M. Pinsly, CFA
	Title:	Director

By:	/S/ THOMAS LEE
	Name:	Thomas Lee
	Title:	Vice President

CHANG HWA COMMERCIAL BANK, LTD., NEW YORK BRANCH, as a Lender
By:	/S/ JIM C.Y. CHEN
	Name:	Jim C. Y. Chen
	Title:	V.P. & General Manager

CITIBANK, N.A., as a Lender
By:	/S/ ROBERT B. GOLDSTEIN
	Name:	Robert B. Goldstein
	Title:	Managing Director/Senior Credit Officer